SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2017

             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	    000-6658        04-2217279
___________	  ____________	  __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

               80 Orville Drive, Suite 102
                Bohemia, New York 11716
__________________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 8.01.	Other Events


On January 19, 2017 the Company issued a press release disclosing the resignation of Roger B. Knowles, a Director since 1965 and his duly elected successor, Mr. John F. Watkins.


ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.             Exibit
___________             _____________________________
99.1                    Press Release dated January 19, 2017





                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	January 20, 2017
			           By: /s/ Helena R. Santos

			           Helena R. Santos,
			           President and Chief Executive
 			           Officer